UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2004 (July 29, 2004)

OPNET Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30931	52-1483235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7255 Woodmont Avenue Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 497-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Registrant from time to time issues stock options to its employees, officers and directors pursuant to its Amended and Restated 2000 Stock Incentive Plan and its Amended and Restated 2000 Director Stock Option Plan. The Registrant filed a copy of its Amended and Restated 2000 Stock Incentive Plan as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2001, as filed with the Securities and Exchange Commission on November 14, 2001. On July 29, 2004, the Registrant amended and restated its 2000 Director Stock Option Plan. A copy of the Amended and Restated 2000 Director Stock Option Plan is filed herewith as Exhibit 10.1.

The Registrant is filing herewith the form of Nonstatutory Stock Option Agreement used by the Registrant in connection with option grants made under its Amended and Restated 2000 Stock Incentive Plan and the form of Nonstatutory Stock Option Agreement used by the Registrant in connection with option grants made under its Amended and Restated 2000 Director Stock Option Plan. From time to time, the Registrant may issue stock options, restricted stock or other stock-based awards under these plans on terms different from those in the form agreements filed herewith.

On September 14, 2004, the Registrant issued stock options to the following members of its board of directors under its Amended and Restated 2000 Director Stock Option Plan:

Name of Director	Date of Grant	Number of Shares	Exercise Price
Steven G. Finn	September 14, 2004	10,000	$10.37
Ronald W. Kaiser	September 14, 2004	10,000	$10.37
William F. Stasior	September 14, 2004	10,000	$10.37

The options were evidenced by Nonstatutory Stock Option Agreements in the form filed herewith as described above. The options vest in full on the date of the annual meeting next following the date of grant, provided the director is serving on the board immediately prior to such annual meeting. These options generally terminate upon the earlier of (i) seven years after the date of grant, (ii) 30 days after the date the director ceases to serve on the board except in the event of a director’s death the options terminate on the first anniversary of the date of death.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPNET TECHNOLOGIES, INC.

Date: December 23, 2004	By:	/s/ Marc A. Cohen
Marc A. Cohen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated 2000 Director Stock Option Plan

10.2	Form of Nonstatutory Stock Option Agreement for use in connection with the Registrant’s Amended and Restated 2000 Stock Incentive Plan

10.3	Form of Nonstatutory Stock Option Agreement for use in connection with the Registrant’s Amended and Restated 2000 Director Stock Option Plan